1 PRESS RELEASE CONTACT: V2X, Inc. Mike Smith, CFA 719-637-5773 michael.smith@vectrus.com V2X Reports Strong Third Quarter 2022 Results On July 5, 2022 (“Closing Date”), Vectrus, Inc. (“Vectrus”) completed its merger (“the Merger”) with Vertex Aerospace Services Holding Corp. (“Vertex”), thereby forming V2X, Inc. Third quarter “reported results” reflect the contributions of Vectrus from July 1, 2022, through September 30, 2022 and Vertex from the Closing Date through September 30, 2022, unless otherwise noted. Comparisons to historical periods are relative to legacy Vectrus results, unless otherwise noted. Third Quarter Highlights: • Solid third quarter revenue of $958.2 million; Pro forma revenue of $961.3 million, +10% y/y • Reported operating income (inclusive of Merger related costs) of $4.5 million; Adjusted operating income1 of $73.6 million • Adjusted EBITDA1 of $79.0 million with an adjusted EBITDA margin1 of 8.2% • Third quarter diluted EPS of ($0.56); Adjusted diluted EPS1 of $1.33 • Strong third quarter operating cash flow of $80.1 million; Adjusted operating cash flow1 of $121.2 million • Reduced net debt by $87 million dollars or 7% since the Merger closed on July 5, 2022 • Guidance: Raising guidance mid-point for revenue, adjusted EBITDA1, and adjusted operating cash flow1 MCLEAN, Va., November 8, 2022 — V2X, Inc. (NYSE:VVX) announced third quarter 2022 financial results. “I’m pleased to report a strong start for V2X with third quarter results that demonstrate our ability to grow, generate substantial cash flow, and increase value for shareholders,” said Chuck Prow, President and Chief Executive Officer of V2X. “Our adjusted operating cash flow1 of $121 million in the quarter was significant and highlights the robust cash generative nature of our business. Additionally, adjusted EBITDA margin1 was 8.2%, which was driven by our teams’ successful efforts in delivering solid performance that was also ahead of schedule. We also continue to make significant progress on integration milestones and remain on track to deliver our previously communicated cost synergies. Based on our current momentum, significant progress on integration, and third quarter performance, we are increasing the mid-point of our guidance for revenue, adjusted EBITDA1 and adjusted operating cash flow1. I’d like to thank all of our employees for their focus on delivering results and achieving significant progress on integration, while providing high quality uninterrupted service and support to our clients.”

2 Mr. Prow continued, “We remain excited about the potential opportunities that lie ahead for V2X to lead in the converged environment. The key metrics and leading indicators of our business remain strong. Recent wins have driven our total backlog to $13 billion, which represents over three times V2X’s annualized revenue, providing substantial visibility. Additionally, the company does not currently have any contracts that generate more than two percent of revenue up for recompete for at least the next two and half years. With limited recompetes and solid revenue visibility, V2X is focusing on capturing new opportunities and contract expansion. Our $20 billion combined pipeline of new business currently submitted and / or expected to be submitted over the next twelve months provides additional opportunity to further grow the business. Furthermore, V2X has identified revenue synergies that are incremental to our current pipeline that are currently being assessed for resource allocation and pursuit. In aggregate, we believe V2X is well positioned to create additional value for our stakeholders.” Third Quarter Results • Third quarter 2022 revenue of $958.2 million; Pro forma revenue of $961.3 million • Operating income of $4.5 million, or 0.5% margin, including Merger and integration related costs of $44.9 million and amortization of acquired intangible assets of $24.2 million • Adjusted operating income1 of $73.6 million or 7.7% adjusted operating margin1 • Adjusted EBITDA1 for the quarter of $79.0 million with an 8.2% adjusted EBITDA margin1 • Diluted EPS for the third quarter of 2022 of ($0.56) and includes Merger and integration related costs • Adjusted diluted EPS1 of $1.33 in the quarter • Operating cash flow for the quarter of $80.1 million • Adjusted operating cash flow1 for the quarter of $121.2 million (excluding Merger related payments) • Net debt on September 30, 2022, of $1,220.7 million, representing an $87 million decrease from the closing on July 5, 2022 • The Company was undrawn on its revolver at quarter end • Total backlog as of September 30, 2022 of $12.7 billion “Our third quarter financial results were strong and a great start for V2X,” said Susan Lynch, Senior Vice President and Chief Financial Officer. “Pro forma revenue increased 10% year-over-year to $961.3 million. Pro forma revenue takes into consideration the four days of our third quarter where Vertex was not part of V2X. Organic revenue growth was 10% for legacy Vectrus and was driven by continued strong performance on LOGCAP V, growth associated with the Fort Benning Eagle contract award and volume associated with rapid response and contingency efforts in Europe as well as INDOPACOM. Organic revenue from INDOPACOM increased 113% year-over-year, a noteworthy achievement especially given the revenue contribution from the Pacific Defender exercise during the prior year period. Total topline expansion was driven by the Merger with Vertex on July 5, 2022, which includes the ramp of new business including the E-6B, Advanced Helicopter Training System, Navy Test Wing Atlantic, and Global Strike programs.”

3 Ms. Lynch continued, “Our strong performance coupled with a focus on cash collections and process improvement in the quarter yielded strong results with significant cash generated from operating activities of $80.1 million. Excluding Merger related payments of $41.1 million, adjusted operating cash flow1 in the quarter was $121.2 million. This solid performance resulted in a $87.0 million dollar or 7% reduction in the company’s net debt since the Merger Closing Date, which exemplifies V2X’s ability to generate strong cash flow with low capital requirements. Total consolidated indebtedness to EBITDA1 (total leverage ratio) was 3.7x, a 0.3x improvement from Merger close. Importantly, we have been able to reduce our leverage ahead of plan, which was previously expected to be 3.7x by the end of this year. We anticipate our net debt will show further improvement in Q4 2022.” Guidance Ms. Lynch concluded, “Given our current momentum, significant progress on integration, and third quarter performance, we are increasing the mid-point of the second half 2022 guidance for revenue, adjusted EBITDA1 and adjusted operating cash flow1.” Guidance for the second half (2H) 2022 is as follows: $ millions, except for EBITDA margins and per share amounts V2X 2H 2022 Guidance (previous) V2X 2H 2022 Guidance (current) Revenue $1,900 to $1,940 $1,920 to $1,940 Adjusted EBITDA1 $140 to $150 $145 to $150 Adjusted Diluted Earnings Per Share1 $1.94 to $2.19 $2.14 to $2.28 Net Cash Provided by Operating Activities Excluding M&A Costs $130 to $150 $140 to $150 Forward-looking statements are based upon current expectations and are subject to factors that could cause actual results to differ materially from those suggested here, including those factors set forth in the Safe Harbor Statement below. Third Quarter 2022 Conference Call Management will conduct a conference call with analysts and investors at 4:30 p.m. ET on Tuesday, November 8, 2022. U.S.-based participants may dial in to the conference call at 877-506-6380, while international participants may dial 412-542-4198. A live webcast of the conference call as well as an accompanying slide presentation will be available here: https://app.webinar.net/anKV0d7G8Q9. A replay of the conference call will be posted on the V2X website shortly after completion of the call and will be available for one year. A telephonic replay will also be available through November 22, 2022, at 844-512-2921 (domestic) or 412-317-6671 (international) with passcode 10171765.

4 Presentation slides that will be used in conjunction with the conference call will also be made available online in advance at https://investors.vectrus.com/. V2X recognizes its website as a key channel of distribution to reach public investors and as a means of disclosing material non-public information to comply with its obligations under the U.S. Securities and Exchange Commission Regulation FD. Footnotes: 1 See "Key Performance Indicators and Non-GAAP Financial Measures" for descriptions and reconciliations. About V2X V2X is a leading provider of critical mission solutions and support to defense clients globally, formed by the 2022 Merger of Vectrus and Vertex to build on more than 120 combined years of successful mission support. The Company delivers a comprehensive suite of integrated solutions across the operations and logistics, aerospace, training and technology markets to national security, defense, civilian and international clients. Our global team of approximately 14,000 employees brings innovation to every point in the mission lifecycle, from preparation, to operations, to sustainment, as it tackles the most complex challenges with agility, grit, and dedication. Safe Harbor Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include, but are not limited to, all the statements and items listed under "Guidance" above and other assumptions contained therein for purposes of such guidance, other statements about our 2022 performance outlook, five-year growth plan, revenue, DSO, contract opportunities, the potential impact of COVID-19, and any discussion of future operating or financial performance. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “could,” “potential,” “continue” or similar terminology. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside our management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. For a discussion of some of the risks and uncertainties that could cause actual results to differ from such forward-looking statements, see the risks and other factors

5 detailed from time to time our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. V2X, INC. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) Three Months Ended Nine Months Ended September 30, October 1, September 30, October 1, (In thousands, except per share data) 2022 2021 2022 2021 Revenue $958,156 $459,408 $1,912,693 $1,364,257 Cost of revenue 861,073 418,900 1,733,654 1,235,209 Selling, general, and administrative expenses 92,596 27,618 154,295 77,045 Operating income 4,487 12,890 24,744 52,003 Interest expense, net (27,265) (1,955) (30,908) (6,140) (Loss) income from operations before income taxes (22,778) 10,935 (6,164) 45,863 Income tax (benefit) expense (5,739) 677 (2,453) 7,623 Net income (loss) $(17,039) $10,258 $(3,711) $38,240 Earnings per share Basic $ (0.57) $ 0.87 $ (0.21) $ 3.27 Diluted $ (0.56) $ 0.87 $ (0.21) $ 3.23 Weighted average common shares outstanding - basic 29,830 11,726 17,806 11,696 Weighted average common shares outstanding - diluted 30,172 11,849 18,020 11,830

6 V2X, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) September 30, December 31, (In thousands, except per share information) 2022 2021 Assets Current assets Cash and cash equivalents $ 144,061 $ 38,513 Restricted cash 3,312 — Receivables 690,943 348,605 Prepaid expenses 74,483 21,160 Other current assets 12,398 15,062 Total current assets 925,197 423,340 Property, plant, and equipment, net 75,960 23,758 Goodwill 1,537,710 321,734 Intangible assets, net 559,985 66,582 Right-of-use assets 51,968 43,651 Other non-current assets 17,632 10,394 Total non-current assets 2,243,255 466,119 Total Assets $ 3,168,452 $ 889,459 Liabilities and Shareholders' Equity Current liabilities Accounts payable $ 385,936 $ 212,533 Compensation and other employee benefits 147,870 80,284 Short-term debt 11,850 10,400 Other accrued liabilities 172,027 55,031 Total current liabilities 717,683 358,248 Long-term debt, net 1,286,985 94,246 Deferred tax liability 50,249 32,214 Operating lease liability 40,234 34,536 Other non-current liabilities 84,918 20,128 Total non-current liabilities 1,462,386 181,124 Total liabilities 2,180,069 539,372 Commitments and contingencies (Note 10) Shareholders' Equity Preferred stock; $0.01 par value; 10,000 shares authorized; No shares issued and outstanding — — Common stock; $0.01 par value; 100,000 shares authorized; 30,460 and 11,738 shares issued and outstanding as of September 30, 2022, and December 31, 2021, respectively 305 117 Additional paid in capital 735,357 88,116 Retained earnings 264,042 267,754 Accumulated other comprehensive loss (11,321) (5,900) Total shareholders' equity 988,383 350,087 Total Liabilities and Shareholders' Equity $ 3,168,452 $ 889,459

7 V2X, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Nine Months Ended September 30, 333333030, October 1, (In thousands) 2022 2021 Operating activities Net (loss) income $ (3,711) $ 38,240 Adjustments to reconcile net (loss) income to net cash provided by operating activities: Depreciation expense 8,663 4,788 Amortization of intangible assets 28,597 7,521 Loss on disposal of property, plant, and equipment 59 65 Stock-based compensation 18,800 6,927 Amortization of debt issuance costs 3,903 689 Changes in assets and liabilities: Receivables (1,676) (22,835) Prepaid expenses (3,442) (15,625) Other assets 1,119 (118) Accounts payable 50,210 55,653 Deferred taxes (151) 780 Compensation and other employee benefits 21,200 (5,737) Other liabilities (23,803) (16,970) Net cash provided by operating activities 99,768 53,378 Investing activities Purchases of capital assets (8,231) (7,650) Proceeds from the disposition of assets 20 16 Acquisition of business, net of cash acquired 194,431 262 Contribution to joint venture — (2,496) Net cash provided by (used in) investing activities 186,220 (9,868) Financing activities Repayments of long-term debt (58,363) (6,000) Proceeds from revolver 392,000 352,000 Repayments of revolver (495,000) (397,000) Proceeds from exercise of stock options 370 114 Payment of debt issuance costs (2,324) (17) Payments of employee withholding taxes on share-based compensation (1,934) (2,317) Net cash used in financing activities (165,251) (53,220) Exchange rate effect on cash (11,877) (2,784) Net change in cash, cash equivalents and restricted cash 108,860 (12,494) Cash, cash equivalents and restricted cash - beginning of year 38,513 68,727 Cash, cash equivalents and restricted cash - end of period $ 147,373 $ 56,232 Supplemental disclosure of cash flow information: Interest paid $ 27,035 $ 4,706 Income taxes paid $ 10,344 $ 9,068 Non-cash investing activities: Purchase of capital assets on account $ 438 $ 480 Common stock issued for business acquisition $ 630,636 $ —

8 Key Performance Indicators and Non-GAAP Measures The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. Management believes that these financial performance measures are the primary drivers for our earnings and net cash from operating activities. Management evaluates its contracts and business performance by focusing on revenue, operating income, and operating margin. Operating income represents revenue less both cost of revenue and selling, general and administrative (SG&A) expenses. Cost of revenue consists of labor, subcontracting costs, materials, and an allocation of indirect costs, which includes service center transaction costs. SG&A expenses consist of indirect labor costs (including wages and salaries for executives and administrative personnel), bid and proposal expenses and other general and administrative expenses not allocated to cost of revenue. We define operating margin as operating income divided by revenue. We manage the nature and amount of costs at the program level, which forms the basis for estimating our total costs and profitability. This is consistent with our approach for managing our business, which begins with management's assessing the bidding opportunity for each contract and then managing contract profitability throughout the performance period. In addition to the key performance measures discussed above, we consider adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, adjusted operating cash flow, and organic revenue to be useful to management and investors in evaluating our operating performance, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. We provide this information to our investors in our earnings releases, presentations, and other disclosures. Adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, adjusted operating cash flow, and organic revenue, however, are not measures of financial performance under GAAP and should not be considered a substitute for operating income, operating margin, net income, and diluted earnings per share as determined in accordance with GAAP. Definitions and reconciliations of these items are provided below. • Adjusted operating income is defined as operating income, adjusted to exclude items that may include, but are not limited to significant charges or credits, and unusual and infrequent non-operating items, such as M&A, integration and related costs, LOGCAP V pre-operational legal costs, and amortization of acquired intangible assets that impact current results but are not related to our ongoing operations. • Adjusted operating margin is defined as adjusted operating income divided by revenue. • Adjusted net income is defined as net income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items, such as M&A, integration and related costs, LOGCAP V pre-operational legal costs, and amortization of acquired

9 intangible assets and amortization of debt issuance costs that impact current results but are not related to our ongoing operations. • Adjusted diluted earnings per share is defined as adjusted net income divided by the weighted average diluted common shares outstanding. • EBITDA is defined as operating income, adjusted to exclude depreciation and amortization. • Adjusted EBITDA is defined as EBITDA, adjusted to exclude items that may include, but are not limited to, significant charges or credits and unusual and infrequent non-operating items, such as M&A, integration and related costs, LOGCAP V pre-operational legal costs that impact current results but are not related to our ongoing operations. • EBITDA margin is defined as EBITDA divided by revenue. • Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. • Adjusted operating cash flow is defined as net cash provided by (or used in) operating activities adjusted to exclude infrequent non-operating items, such as M&A payments and related costs.

10 Non-GAAP Financial Measures ($K, except per share data) Three Months Ended September 30, 2022 M&A, Integration and Related Costs Amortization of Acquired Intangible Assets Amortization of Debt Issuance Costs Prior Years’ Tax Credits and Other Three Months Ended September 30, 2022 - Adjusted Revenue $ 958,156 $ — $ — $ — $ — $ 958,156 Operating income $ 4,487 $ 44,926 $ 24,174 $ — $ — $ 73,587 Operating margin 0.5% 7.7 % Interest expense, net $ (27,265) $ — $ — $ 3,515 $ — $ (23,750) (Loss) income from operations before income taxes $ (22,778) $ 44,926 $ 24,174 $ 3,515 $ — $ 49,837 Income tax (benefit) expense $ (5,739) $ 9,624 $ 5,070 $ 678 $ — $ 9,633 Income tax rate 25.2% 19.3 % Net (loss) income $ (17,039) $ 35,302 $ 19,104 $ 2,837 $ — $ 40,204 Weighted average common shares outstanding, diluted 30,172 30,172 Diluted (loss) earnings per share $ (0.56) $ 1.17 $ 0.63 $ 0.09 $ — $ 1.33 Non-GAAP Financial Measures ($K) Three Months Ended September 30, 2022 M&A, Integration and Related Costs Amortization of Acquired Intangible Assets Amortization of Debt Issuance Costs Prior Years’ Tax Credits and Other Three Months Ended September 30, 2022 - Adjusted Operating Income $ 4,487 $ 44,926 $ 24,174 $ — $ — $ 73,587 Add: Depreciation and amortization $ 29,599 $ — $ (24,174) $ — $ — $ 5,425 EBITDA $ 34,086 $ 44,926 $ — $ — $ — $ 79,012 EBITDA Margin 3.6% 8.2%

11 Non-GAAP Financial Measures ($K, except per share data) Three Months Ended October 1, 2021 M&A, Integration and Related Costs Amortization of Acquired Intangible Assets Amortization of Debt Issuance Costs Prior Years’ Tax Credits and Other Three Months Ended October 1, 2021 - Adjusted Revenue $ 459,408 $ — $ — $ — $ — $ 459,408 Operating income $ 12,890 $ 3,284 $ 2,630 $ — $ 10 $ 18,814 Operating margin 2.8% 4.1 % Interest expense, net $ (1,955) $ — $ — $ 226 $ — $ (1,729) (Loss) income from operations before income taxes $ 10,935 $ 3,284 $ 2,630 $ 226 $ 10 $ 17,085 Income tax (benefit) expense $ 677 $ 546 $ 437 $ 43 $ 1,526 $ 3,229 Income tax rate 6.2% 18.9 % Net (loss) income $ 10,258 $ 2,738 $ 2,193 $ 183 $ (1,516) $ 13,856 Weighted average common shares outstanding, diluted 11,849 11,849 Diluted (loss) earnings per share $ 0.87 $ 0.23 $ 0.19 $ 0.02 $ (0.13) $ 1.17 Non-GAAP Financial Measures ($K) Three Months Ended October 1, 2021 M&A, Integration and Related Costs Amortization of Acquired Intangible Assets Amortization of Debt Issuance Costs Prior Years’ Tax Credits and Other Three Months Ended October 1, 2021 - Adjusted Operating Income $ 12,890 $ 3,284 $ 2,630 $ — $ 10 $ 18,814 Add: Depreciation and amortization $ 4,320 $ — $ (2,630) $ — $ — $ 1,690 EBITDA $ 17,210 $ 3,284 $ — $ — $ 10 $ 20,504 EBITDA Margin 3.7% 4.5%

SUPPLEMENTAL INFORMATION

Revenue by client branch, contract type, contract relationship, and geographic region for the periods presented below was as follows:

Revenue by Client

	Three Months Ended				Nine Months Ended			
	September 30,		October 1,		September 30,		October 1,	
(In thousands)	2022	%	2021	%	2022	%	2021	%
Army	$ 352,923	37 %	$ 304,341	66 %	$ 959,792	50 %	$ 869,690	64 %
Navy	270,071	28 %	52,556	11 %	410,173	22 %	165,391	12 %
Air Force	165,085	17 %	63,569	14 %	295,015	15 %	207,565	15 %
Other	170,077	18 %	38,942	9 %	247,713	13 %	121,611	9 %
Total revenue	$ 958,156		$ 459,408		$ 1,912,693		$ 1,364,257	

Revenue by Contract Type

	Three Months Ended				Nine Months Ended			
	September 30,		October 1,		September 30,		October 1,	
(In thousands)	2022	%	2021	%	2022	%	2021	%
Cost-plus and cost-reimbursable	$ 505,743	53 %	$ 338,007	74 %	$ 1,172,397	61 %	$ 972,426	72 %
Firm-fixed-price	416,618	43 %	105,619	23 %	672,970	35 %	345,792	25 %
Time and material	35,795	4 %	15,782	3 %	67,326	4 %	46,039	3 %
Total revenue	$ 958,156		$ 459,408		$ 1,912,693		$ 1,364,257	

Revenue by Contract Relationship

	Three Months Ended				Nine Months Ended			
	September 30,		October 1,		September 30,		October 1,	
(In thousands)	2022	%	2021	%	2022	%	2021	%
Prime contractor	$ 886,415	93 %	$ 429,370	93 %	$ 1,781,961	93 %	$ 1,272,671	93 %
Subcontractor	71,741	7 %	30,038	7 %	130,732	7 %	91,586	7 %
Total revenue	$ 958,156		$ 459,408		$ 1,912,693		$ 1,364,257	

Revenue by Geographic Region

	Three Months Ended				Nine Months Ended			
	September 30,		October 1,		September 30,		October 1,	
(In thousands)	2022	%	2021	%	2022	%	2021	%
United States	$ 582,817	61 %	$ 139,357	30 %	$ 908,271	47 %	$ 435,717	32 %
Middle East	261,997	27 %	263,257	57 %	747,310	39 %	761,758	56 %
Europe	62,669	7 %	34,902	8 %	143,847	8 %	111,604	8 %
Asia	50,673	5 %	21,892	5 %	113,265	6 %	55,178	4 %
Total revenue	$ 958,156		$ 459,408		$ 1,912,693		$ 1,364,257	

Source: V2X, Inc.

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